Exhibit 99.(q)(1)

Penn Series Funds, Inc.

Power of Attorney

M. Donald Wright, whose signature appears below, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the “Company”) to comply with the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of Post-Effective Amendment No. 62 to the Company’s Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Post-Effective Amendment to the Company’s Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, shall lawfully do or cause to be done by virtue hereof.

/s/M. Donald Wright	Date:	2/26/2009
M. Donald Wright
Director

Penn Series Funds, Inc.

Power of Attorney

David B. Pudlin, whose signature appears below, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the “Company”) to comply with the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of Post-Effective Amendment No. 62 to the Company’s Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Post-Effective Amendment to the Company’s Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, shall lawfully do or cause to be done by virtue hereof.

/s/David B. Pudlin	Date:	2/26/2009
David B. Pudlin
Director

Penn Series Funds, Inc.

Power of Attorney

Charles E. Mather, III, whose signature appears below, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the “Company”) to comply with the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of Post-Effective Amendment No. 62 to the Company’s Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Post-Effective Amendment to the Company’s Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, shall lawfully do or cause to be done by virtue hereof.

/s/Charles E. Mather, III	Date:	2/26/2009
Charles E. Mather, III
Director

Penn Series Funds, Inc.

Power of Attorney

Eugene C. Bay, whose signature appears below, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the “Company”) to comply with the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of Post-Effective Amendment No. 62 to the Company’s Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Post-Effective Amendment to the Company’s Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, shall lawfully do or cause to be done by virtue hereof.

/s/Eugene C. Bay	Date:	2/26/2009
Eugene C. Bay
Director